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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     March 29, 1996
                                                 ------------------------------


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                            FCNB Corp
             (Exact name of registrant as specified in its charter)



     Maryland                             0-15645              52-1479635
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(State or other jurisdiction         (Commission file        (IRS Employer
         of incorporation)                  number)      Identification Number)



                      7200 FCNB Court, Frederick, MD 21703
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               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:   (301) 662-2191
                                                   ----------------------------





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Item 5.  Other Events.

         On March 28, 1996, FCNB Corp announced that its Board of Directors had authorized a stock repurchase program. Pursuant to the stock repurchase program, FCNB may repurchase up to 80,000 shares of FCNB common stock, $1.00 par value, in open market transactions over the next two years and up to an aggregate of 200,000 shares of common stock over the next five years, with an aggregate maximum expenditure of approximately $4,000,000. Repurchases will be made in open market transactions, from time to time, in the discretion of management, based upon market, business, legal, regulatory, accounting and other factors, commencing on or after April 1, 1996. There is no minimum number of shares which the Company is obligated to repurchase.


Item 7.  Financial Statements and Exhibits
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         (a)      Not Applicable.

         (b)      Not Applicable.

         (c)      Exhibit 99.1 - Press Release dated March 28, 1996

                  Exhibit 99.2 - Press Release dated March 29, 1996




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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              FCNB CORP



                                              By:    /s/ A. Patrick Linton
                                                 -----------------------------
                                                   A. Patrick Linton, President

Dated:  March 29, 1996




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